UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2014

United Financial Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	001-35028	27-3577029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Glastonbury Boulevard, Suite 200
Glastonbury, CT	06033
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 291-3600

Rockville Financial, Inc.

25 Park Street

Rockville, CT 06066

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Effective April 30, 2014 (the “Effective Time”), United Financial Bancorp, Inc., a Connecticut corporation formerly known as Rockville Financial, Inc. (the “Company”), completed its previously announced merger (the “Merger”) with legacy United Financial Bancorp, Inc., a Maryland corporation (“Legacy United”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 14, 2013, by and between the Company and Legacy United. At closing, Legacy United merged with and into the Company, with the Company surviving the Merger as the surviving corporation. Also at closing, the Company changed its name from “Rockville Financial, Inc.” to “United Financial Bancorp, Inc.” and changed its ticker symbol to “UBNK.”

Pursuant to the Merger Agreement, holders of Legacy United common stock, $0.01 par value per share (the “Legacy United Common Stock”), have a right to receive 1.3472 shares of common stock of the Company, no par value per share (the “Company Common Stock”), for each share of Legacy United Common Stock held immediately prior to the effective time of the Merger, with cash to be paid in lieu of fractional shares. Each outstanding share of Company Common Stock remained outstanding and was unaffected by the Merger. Each option granted by Legacy United to purchase shares of Legacy United Common Stock was converted into an option to purchase Company Common Stock on the same terms and conditions as were applicable prior to the Merger (taking into account any acceleration or vesting by reason of the consummation of the Merger and its related transactions), subject to adjustment of the exercise price and the number of shares of Company Common Stock issuable upon exercise of such option based on the 1.3472 exchange ratio.

Immediately following the Merger, legacy United Bank, a federal savings bank and a wholly owned subsidiary of Legacy United (“Legacy United Bank”), merged (the “Bank Merger”) with and into Rockville Bank, a state-chartered stock savings bank and a wholly owned subsidiary of the Company, with Rockville Bank as the surviving entity (the “Bank”). In connection with the Bank Merger, the Bank changed its name from “Rockville Bank” to “United Bank.”

Following completion of the Merger, Legacy United Common Stock was delisted from trading on The NASDAQ Stock Market LLC.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.2 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or Legacy United, their respective affiliates or their respective businesses.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the Effective Time:

•	William H. W. Crawford, IV, who served as President and Chief Executive Officer of the Company and the Bank immediately prior to the Merger, became Chief Executive Officer of the Company and the Bank pursuant to the previously disclosed Employment Agreement, dated as of November 14, 2013, among Mr. Crawford, the Company and the Bank, and remains as a Director of the Company and the Bank;

•	J. Jeffrey Sullivan, who served as the Executive Vice President and Chief Operating Officer of Legacy United Bank immediately prior to the Merger, joined the Boards of Directors of the Company and the Bank and became President of the Company and the Bank pursuant to the previously disclosed Employment Agreement, dated as of November 14, 2013, among Mr. Sullivan, the Company and the Bank;

•	Richard B. Collins, who served as the Chairman of the Board, President and Chief Executive Officer of Legacy United and Legacy United Bank immediately prior to the Merger, became an advisor to the Company and the Bank pursuant to a previously disclosed Advisory Agreement, dated as of November 14, 2013, among Mr. Collins, the Company and the Bank;

•	Michael A. Bars, William H. W. Crawford, IV, Kristen A. Johnson, Raymond H. Lefurge, Jr. and Stuart E. Magdefrau remain on the Board of Directors of the Company and the Bank. Former Company Directors C. Perry Chilberg, David A. Engelson, Joseph F. Jeamel, Jr., Rosemarie Novello Papa and Richard M. Tkacz resigned as members of the Board of Directors of the Company, and each of these individuals will continue to serve on the Board of Directors of the Bank; the resignations of Ms. Papa and Messrs. Chilberg, Engelson, Jeamel and Tkacz were not the result, in whole or in part, of any disagreement with the Company or the Company’s management;

•	Michael F. Crowley, Carol A. Leary, Kevin E. Ross and Robert A. Stewart, Jr., each of whom was a member of the Boards of Directors of Legacy United and Legacy United Bank immediately prior to the Merger, became members of the Boards of Directors of the Company and the Bank, and Mr. Stewart became Chairman of the Board of the Company and the Bank;

•	Paula A. Aiello, Carol Moore Cutting, Thomas P. O’Brien, David J. O’Connor and Michael F. Werenski, each of whom was a member of the Boards of Directors of Legacy United and Legacy United Bank immediately prior to the Merger, became members of the Board of Directors of the Bank; and

•	Raymond H. Lefurge, Jr., who served as Chairman of the Board of the Company and the Bank immediately prior to the Merger, became Vice Chairman of the Board of the Company and the Bank.

The foregoing description of the Employment Agreements with Messrs. Crawford and Sullivan and the Advisory Agreement with Mr. Collins does not purport to be complete and is qualified in its entirety by reference to the full text of those agreements, which are attached hereto as Exhibits 10.11.4, 10.15 and 10.16 and are incorporated herein by reference.

Biographies of New Directors of the Company

Michael F. Crowley, age 55, is President of Crowley Real Estate Appraisers, Inc., located in Wilbraham, Massachusetts. Mr. Crowley has extensive experience in valuing commercial real estate throughout New England.

Carol A. Leary, age 66, is President of Bay Path College, located in Longmeadow, Massachusetts. As the leader of a complex organization with hundreds of employees, Ms. Leary brings significant executive experience to the Company’s Board of Directors. Ms. Leary serves on the board of directors of several major area not-for-profit organizations, including serving as a member of the compensation committee for a major charitable foundation located in the Company’s region. Her extensive knowledge of community affairs will help the Company ensure that it is able to meet community needs where appropriate.

Kevin E. Ross, age 61, is Vice President and Treasurer of Ross Insurance Agency, Inc., located in Holyoke, Massachusetts. Mr. Ross has also served on the board of directors of many civic associations and non-profit corporations over the years. Mr. Ross provides insight into the Holyoke market and its surrounding areas as well as the insurance and financial services industries.

Robert A. Stewart, Jr., age 62, is President of Chase, Clarke, Stewart & Fontana, Inc., an insurance agency located in Springfield, Massachusetts. Mr. Stewart has also served on the board of directors of many civic associations and non-profit corporations and is currently a director and executive committee member of Behavioral Health Network, Inc. Mr. Stewart provides the Board of Directors of the Company with additional expertise in matters relating to insurance and financial services.

J. Jeffrey Sullivan, age 49, was Executive Vice President and Chief Operating Officer of Legacy United Bank from January 1, 2013 until immediately prior to the Merger. Mr. Sullivan previously served as Executive Vice President and Chief Lending Officer of Legacy United Bank from 2003 until he was appointed Executive Vice President and Chief Operating Officer of Legacy United Bank effective January 1, 2013. Mr. Sullivan joined Legacy United Bank in 2003 and brings extensive operational experience to the Company’s Board of Directors.

The Board of Directors and Committees of the Company

Effective upon the Effective Time, the members of the Board of Directors of the Company were placed in the Board classes set forth below and appointed to the Board Committees set forth below:

Class I Directors (Term Expiring at 2016 Annual Meeting)	Class II Directors (Term Expiring at 2017 Annual Meeting)

Stuart E. Magdefrau	Michael A. Bars
Robert A. Stewart, Jr.	Michael F. Crowley

Class III Directors (Term Expiring at 2014 Annual Meeting)	Class IV Directors (Term Expiring at 2015 Annual Meeting)

William H. W. Crawford, IV	Kristen A. Johnson
Raymond H. Lefurge, Jr.	Carol A. Leary
J. Jeffrey Sullivan	Kevin E. Ross

Executive Committee	Audit Committee	Compensation Committee

Michael A. Bars	Michael F. Crowley	Kristen A. Johnson, Chair
Michael F. Crowley	Stuart E. Magdefrau	Carol A. Leary
Kristen A. Johnson	Kevin E. Ross, Chair	Raymond H. Lefurge, Jr.
Carol A. Leary
Raymond H. Lefurge, Jr.
Stuart E. Magdefrau
Kevin E. Ross
Robert A. Stewart, Jr., Chair

Governance and Nominating

Committee

Michael A. Bars

Michael F. Crowley, Chair

Kristen A. Johnson

Carol A. Leary

Raymond H. Lefurge, Jr.

Stuart E. Magdefrau

Robert A. Stewart, Jr.

The Board of Directors and Committees of the Bank

Effective upon the Effective Time, the members of the Board of Directors of the Bank were placed in the Board classes noted below and appointed to the Board Committees set forth below:

Class I Directors (Term Expiring at 2014 Annual Meeting)	Class II Directors (Term Expiring at 2015 Annual Meeting)

Paula A. Aiello	Kristen A. Johnson
William H. W. Crawford, IV	Carol A. Leary
Carol Moore Cutting	Raymond H. Lefurge, Jr.
David A. Engelson	Kevin E. Ross
Joseph F. Jeamel, Jr.	Robert A. Stewart, Jr.
Rosemarie Novello Papa	Richard M. Tkacz
J. Jeffrey Sullivan
Michael F. Werenski

Class III Directors (Term Expiring at 2016 Annual Meeting)

Michael A. Bars
C. Perry Chilberg
Michael F. Crowley
Stuart E. Magdefrau
Thomas P. O’Brien
David J. O’Connor

Executive Committee	Audit Committee	Compensation Committee

Michael A. Bars	Paula A. Aiello	Paula A. Aiello
Michael F. Crowley	Michael F. Crowley	C. Perry Chilberg
Kristen A. Johnson	David A. Engelson	Carol Moore Cutting
Carol A. Leary	Stuart E. Magdefrau	Kristen A. Johnson, Chair
Raymond H. Lefurge, Jr.	Thomas P. O’Brien	Carol A. Leary
Stuart E. Magdefrau	David J. O’Connor	Raymond H. Lefurge, Jr.
Kevin E. Ross	Rosemarie Novello Papa	Rosemarie Novello Papa
Robert A. Stewart, Jr., Chair	Kevin E. Ross, Chair	Michael F. Werenski
Richard M. Tkacz

Governance and Nominating Committee	Risk Committee

Paula A. Aiello	Michael A. Bars, Chair
Michael A. Bars	C. Perry Chilberg
Michael F. Crowley, Chair	Carol Moore Cutting
Kristen A. Johnson	Joseph F. Jeamel, Jr.
Carol A. Leary	Thomas P. O’Brien
Raymond H. Lefurge, Jr.	David J. O’Connor
Stuart E. Magdefrau	Richard M. Tkacz
Robert A. Stewart, Jr.	Michael F. Werenski

Compensation Payable to Non-Employee Directors

Effective upon the Effective Time, the non-employee members of the Boards of Directors of the Company and the Bank are entitled to the following compensation:

Type of Compensation	Amount
Annual Cash Retainer	$25,000	*
Annual Equity Grant Retainer	$25,000	*
Annual Chairman of the Board Retainer	$60,000	**
Annual Vice Chairman of the Board Retainer	$36,000	**
Annual Committee Chair Retainer	$11,400	***
Annual Retainer for Non-Chair Director of the Company	$6,840+
Board Fee Per Meeting	$1,000++
Committee Fee Per Meeting	$850++

*	Represents an aggregate amount payable for service on either or both of the Boards of Directors.
**	The same person serves in this position for the Company and the Bank, and this amount represents an aggregate fee for such service.
***	Applies to the Chair of a Committee of the Company or the Bank. A Chair of the same Committee of the Company and the Bank will receive this amount in the aggregate for such service.
+	Applies to members of the Board of Directors of the Company who do not serve as Chair of a Committee of the Company or the Bank.
++	A joint meeting of the Company and the Bank would be considered one meeting for purposes of the fee.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2014, in connection with the Merger, the Company filed a Certificate of Merger with the Secretary of State of Connecticut to change the name of the Company from “Rockville Financial, Inc.” to “United Financial Bancorp, Inc.,” as contemplated by the Merger Agreement. A copy of the Company’s Certificate of Incorporation, as amended, is included as Exhibit 3.1 hereto and is incorporated herein by reference.

As disclosed in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 20, 2013, the Board of Directors of the Company adopted a resolution amending the Company’s Bylaws, effective as of the Effective Time, to give effect to the provisions of the Merger Agreement concerning governance matters. At the Special Meeting of Stockholders of the Company held on April 8, 2014, the stockholders of the Company failed to approve a Certificate of Amendment to the Company’s Certificate of Incorporation, which amendment would have set the number of directors of the Company in accordance with the Company’s Bylaws and would have reclassified the Board of Directors of the Company from a board with four classes of directors serving staggered four-year terms to a board with three classes of directors serving staggered three-year terms (the “Certificate Amendment”). In light of the failure of the Company’s stockholders to approve the Certificate Amendment, the passage of which required the affirmative vote of not less than 80% of the outstanding shares of Common Stock, the Boards of Directors of Legacy United and the Company agreed to amend further the Company’s Bylaws, subject to and effective upon the Effective Time.

The additional amendments to the Company’s Bylaws (the “Bylaw Amendments”):

•	set the initial number of directors of the Company at ten (10),

•	eliminate the Risk Committee of the Company’s Board of Directors (though the Board of Directors of the Bank retains its Risk Committee),

•	allow the Board of Directors to establish other committees from time to time,

•	revise the composition of the Executive Committee,

•	allow a unanimous Board of Directors to appoint Board Committees that are not equally divided between Former Rockville Directors and Former United Directors (each as defined in the Bylaws), and

•	provide the Chief Executive Officer of the Company with certain powers with respect to loans and checks.

The foregoing description of the Bylaw Amendments is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws of the Company, which is included as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 8.01.	Other Events.

On April 30, 2014, the Company issued a press release announcing the completion of the Merger and announcing that the new Board of Directors of the Company had declared a cash dividend of $0.10 per share on the Company Common Stock, payable on May 19, 2014 to stockholders of record as of May 12, 2014.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Financial statements of the business acquired will be filed by amendment to this Current Report on Form 8-K (this “Report”) no later than July 16, 2014.

(b) Pro Forma Financial Information.

Pro forma financial information will be filed by amendment to this Report no later than July 16, 2014.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit No.	Description

2.2	Agreement and Plan of Merger, dated as of November 14, 2013, by and between Rockville Financial, Inc. and United Financial Bancorp, Inc. (incorporated herein by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on November 20, 2013)+

3.1	Certificate of Incorporation of the Company, as amended

3.2	Amended and Restated Bylaws of the Company

4.1	Form of Common Stock Certificate of the Company

10.11.4	Employment Agreement with William H. W. Crawford, IV dated November 14, 2013 (incorporated herein by reference to Exhibit 10.11.4 to the Company’s Current Report on Form 8-K filed on November 20, 2013)

10.15	Employment Agreement with J. Jeffrey Sullivan dated November 14, 2013 (incorporated herein by reference to Exhibit 10.15 to the Company’s Current Report on Form 8-K filed on November 20, 2013)

10.16	Advisory Agreement with Richard B. Collins dated November 14, 2013 (incorporated herein by reference to Exhibit 10.16 to the Company’s Current Report on Form 8-K filed on November 20, 2013)

99.1	Press Release of the Company, dated April 30, 2014

+	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2014	UNITED FINANCIAL BANCORP, INC.
Registrant

	By:	/s/ Eric R. Newell
Eric R. Newell
Executive Vice President/
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.2	Agreement and Plan of Merger, dated as of November 14, 2013, by and between Rockville Financial, Inc. and United Financial Bancorp, Inc. (incorporated herein by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on November 20, 2013)+

3.1	Certificate of Incorporation of the Company, as amended

3.2	Amended and Restated Bylaws of the Company

4.1	Form of Common Stock Certificate of the Company

10.11.4	Employment Agreement with William H. W. Crawford, IV dated November 14, 2013 (incorporated herein by reference to Exhibit 10.11.4 to the Company’s Current Report on Form 8-K filed on November 20, 2013)

10.15	Employment Agreement with J. Jeffrey Sullivan dated November 14, 2013 (incorporated herein by reference to Exhibit 10.15 to the Company’s Current Report on Form 8-K filed on November 20, 2013)

10.16	Advisory Agreement with Richard B. Collins dated November 14, 2013 (incorporated herein by reference to Exhibit 10.16 to the Company’s Current Report on Form 8-K filed on November 20, 2013)

99.1	Press Release of the Company, dated April 30, 2014

+	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.